Exhibit 10.35

[Execution]

AMENDMENT NO. 6 TO AMENDED AND RESTATED LOAN AGREEMENT

This AMENDMENT NO. 6 TO AMENDED AND RESTATED LOAN AGREEMENT (this “Amendment”), dated as of March 31, 2006, is entered into by and among Wise Alloys LLC, a Delaware limited liability company (“Alloys”), Wise Recycling, LLC, a Maryland limited liability company (“Recycling” and together with Alloys, each individually a “Borrower” and collectively, “Borrowers”), Wise Metals Group LLC, a Delaware limited liability company (“Group”), Wise Alloys Finance Corporation, a Delaware corporation (“Finance”), Listerhill Total Maintenance Center LLC, a Delaware limited liability company (“Listerhill”), Wise Warehousing, LLC, a Delaware limited liability company (“Warehousing”), Wise Recycling Texas, LLC, a Delaware limited liability company (“Recycling Texas”), Wise Recycling West, LLC, a Delaware limited liability company (“Recycling West” and together with Group, Finance, Listerhill, Warehousing and Recycling Texas, each individually a “Guarantor” and collectively, “Guarantors”), the financial institutions from time to time parties to the Loan Agreement (as hereinafter defined) as lenders (each individually, a “Lender” and collectively, “Lenders”), and Wachovia Bank, National Association, successor by merger to Congress Financial Corporation, in its capacity as administrative agent for Lenders (in such capacity, “Agent”).

W I T N E S S E T H:

WHEREAS, Agent and Lenders have entered into financing arrangements with Borrowers pursuant to which Agent and Lenders have made and provided and hereafter may make and provide, upon certain terms and conditions, loans and advances and other financial accommodations to Borrowers as set forth in the Amended and Restated Loan Agreement, dated May 5, 2004, by and among Agent, Lenders, Borrowers and Guarantors, as amended by Amendment No. 1 to Amended and Restated Loan Agreement, dated as of June 30, 2004, Amendment No. 2 to Amended and Restated Loan Agreement, dated as of November 10, 2004, Amendment No. 3 and Waiver to Amended and Restated Loan Agreement, dated as of March 21, 2005, Amendment No. 4 to Amended and Restated Loan Agreement, dated as of October 31, 2005, and Amendment No. 5 to Amended and Restated Loan Agreement, dated as of March 3, 2006 (as the same now exists and may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”) and the other agreements, documents and instruments referred to therein or any time executed and/or delivered in connection therewith or related thereto, including this Amendment (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the “Financing Agreements”);

WHEREAS, Borrowers have requested that Agent and Lenders agree to make certain amendments to the Loan Agreement, and Agent and Lenders are willing to agree to such requests, subject to the terms and conditions contained herein;

WHEREAS, the parties hereto desire to enter into this Amendment to evidence and effectuate such amendments, subject to the terms and conditions and to the extent set forth herein;

NOW, THEREFORE, in consideration of the premises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Definitions.

(a) Amendments to Definitions. The definition of “Accounts Purchase Agreement” in the Loan Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

“ ‘Accounts Purchase Agreement’ shall mean the Accounts Purchase and Sale Agreement, dated as of March 31, 2006, between Wachovia, as purchaser, and Alloys, as seller, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.”

(b) Interpretation. Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Loan Agreement.

2. Schedules to Loan Agreement. Schedule 1.27 to the Loan Agreement is hereby amended by deleting such Schedule and replacing it with the Schedule attached hereto as Schedule 1.

3. Release of Security Interest in Certain Collateral. Effective upon the sale by Alloys of any Accounts and Related Assets pursuant to the Accounts Purchase Agreement, the security interests and liens of Collateral Agent in and on such Accounts and Related Assets shall be terminated and released automatically and without further action; provided, that, nothing contained herein or otherwise shall be deemed to be a release or termination by Collateral Agent of any security interests in and liens upon the proceeds from the sale of any such Accounts or any other assets of Borrowers, all of which shall continue in full force and effect. Except as specifically set forth herein, nothing contained herein shall be construed in any manner to constitute a waiver, release or termination or to otherwise limit or impair any of the obligations or indebtedness of any Borrower or any other person or entity to Agent and Lenders, or any duties, obligations or responsibilities of Borrowers or any other person or entity to Agent and Lenders.

4. Additional Representations, Warranties and Covenants. Borrowers and Guarantors, jointly and severally, represent, warrant and covenant with and to Agent and Lenders as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, and the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Financing Agreements, being a continuing condition of the making of Loans by Lenders to Borrowers:

2

(a) This Amendment and the other Financing Agreements executed and/or delivered by any Borrower or Guarantor in connection herewith (together with this Amendment, the “Amendment Documents”) have been duly authorized, executed and delivered by all necessary action on the part of each Borrower and Guarantor which is a party hereto and, if necessary, their respective members or stockholders, as the case may be, and is in full force and effect as of the date hereof, as the case may be, and the agreements and obligations of Borrowers and Guarantors contained herein or therein constitute legal, valid and binding obligations of Borrowers and Guarantors enforceable against them in accordance with their terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b) As of the date hereof, all of the representations and warranties set forth in the Loan Agreement and the other Financing Agreements are true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date.

(c) As of the date hereof, no Default or Event of Default exists or has occurred and is continuing.

(d) Neither the execution, delivery and performance of this Amendment or any other Amendment Document in connection therewith, nor the consummation of any of the transactions contemplated herein or therein (i) are in contravention of law or any indenture, agreement or undertaking (including the Indenture) to which any Borrower or Guarantor is a party or by which any Borrower or Guarantor or its property are bound or (ii) violates any provision of the Certificate of Incorporation, Certificate of Formation, Operating Agreement, By-Laws or other governing documents of any Borrower or Guarantor.

5. Conditions Precedent. The provisions contained herein shall be effective as of the date hereof, but only upon the satisfaction of each of the following conditions precedent, in a manner satisfactory to Agent:

(a) Agent shall have received an original of this Amendment, duly authorized, executed and delivered by Borrowers, Guarantors and the Required Lenders;

(b) Agent shall have received an original of the Accounts Purchase Agreement, duly authorized, executed and delivered by the parties thereto; and

(c) no Default or Event of Default shall have occurred and be continuing.

6. Effect of this Amendment; Entire Agreement. Except as expressly set forth herein, no other changes or modifications to the Financing Agreements are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof. This Amendment and any instruments or documents delivered or to be delivered in connection herewith, represent the entire agreement and

3

understanding concerning the subject matter hereof and thereof between the parties hereto, and supersede all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written. To the extent of conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control. The Loan Agreement and this Amendment shall be read and construed as one agreement.

7. Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be reasonably necessary or desirable to effectuate the provisions and purposes of this Amendment.

8. Governing Law. The validity, interpretation and enforcement of this Amendment and any dispute arising out of the relationship between the parties hereto whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

9. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

10. Headings. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment.

11. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. This Amendment may be executed and delivered by telecopier or other electronic method of transmission with the same force and effect as if it were a manually executed and delivered counterpart.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

4

IN WITNESS WHEREOF, Agent, Lenders, Borrower and Guarantors have caused this Amendment to be duly executed as of this day and year first above written.

BORROWERS

WISE ALLOYS LLC

By:	/s/ Danny Mendelson
Title:

WISE RECYCLING, LLC

By:	/s/ Danny Mendelson
Title:

GUARANTORS

WISE METALS GROUP LLC

By:	/s/ Danny Mendelson
Title:

WISE ALLOYS FINANCE CORPORATION

By:	/s/ Danny Mendelson
Title:

LISTERHILL TOTAL MAINTENANCE CENTER LLC

By:	/s/ Danny Mendelson
Title:

WISE RECYCLING TEXAS, LLC

By:	/s/ Danny Mendelson
Title:

[SIGNATURES CONTINUED ON NEXT PAGE]

[SlGNATURES CONTINUED FROM PREVIOUS PAGE]

WISE WAREHOUSING, LLC

By:	/s/ Danny Mendelson
Title:

WlSE RECYCLING WEST, LLC

By:	/s/ Danny Mendelson
Title:

[SIGNATURES CONTINUED ON NEXT PAGE]

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

AGENT AND LENDERS

WACHOVIA BANK, NATIONAL ASSOCIATION, successor by merger to Congress Financial Corporation, as Agent, as Collateral Agent and as Lender

By:	/s/ James O’Connell
Title:	Vice President

BANK OF AMERICA, NA, as Lender

By:	/s/ Robert Anchudia
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ Jacqueline Mackenzie
Title:	VP

RZB FINANCE LLC, as Lender

By:	/s/ Pamela E. Flynn
Title:	Vice President

By:	/s/ Griselda Alvizo
Title:	Vice President

UPS CAPITAL CORPORATION, as Lender

By:	/s/ John P. Holloway
Title:	Director of Portfolio Management

THE CIT GROUP/BUSINESS CREDIT, INC., as Lender

By:	/s/ Jack A. Myers
Title:	Vice President

SCHEDULE 1

TO

AMENDMENT NO. 5 TO AMENDED AND RESTATED LOAN AGREEMENT

SCHEDULE 1.27

TO

AMENDED AND RESTATED LOAN AGREEMENT

Commitments

Lender	Commitment	Pro Rata Share
Wachovia Bank, National Association	$50,000,000	27.778%
Bank of America, N.A	$50,000,000	27.778%
The CIT Group/Business Credit, Inc.	$30,000,000	16.666%
PNC Bank, National Association	$20,000,000	11.111%
UPS Capital Corporation	$18,000,000	10%
RZB Finance LLC	$12,000,000	6.667%
TOTAL:	$180,000,000	100%